Capital Management	12 Months Ended
Dec. 31, 2025
Disclosure of financial assets [abstract]
Capital management	Capital management
The primary objective of managing the Group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that:
•optimises the cost of capital
•maximises shareholders’ returns, and
•ensures that the Group remains in a sound financial position.
There were no changes to the Group’s overall capital management approach during the current year. The Group actively manages its capital structure in response to maturing borrowings and funding requirements. This may include raising equity, accessing bank or capital markets debt or utilising hybrid instruments, as appropriate. Market opportunities are also monitored closely to ensure that the most efficient funding solutions are implemented.
The Group monitors capital using the ratio of net debt to adjusted EBITDA. The definition of adjusted EBITDA and net debt is defined in the Group's facilities agreements. Adjusted EBITDA is defined as profit or loss for the year adjusted for interest, taxation, amortisation and depreciation and certain other non-operating costs. Net debt is defined as total borrowing plus lease liabilities less cash and cash equivalents. The bank covenants on external borrowings require a net debt to adjusted EBITDA ratio of 3.5 or below and adjusted EBITDA to net finance charges ratio of 4 or above and the ratios are measured based on amounts in
United States Dollar. The bank covenants compliance is assessed bi-annually at 30 June and 31 December. At the date of this report, the Group was not in default under the terms of any of its outstanding credit facilities.

		United States Dollar
Figures in millions unless otherwise stated	Notes	2025	2024

Total borrowings	28	2,738.2	2,495.6
Add: Lease liability	37	483.0	450.2
Less: Cash and cash equivalents	25	1,779.2	860.2
Net debt		1,442.0	2,085.6
Adjusted EBITDA		5,637.4	2,847.4
Net finance charges		136.5	127.3
Net debt to adjusted EBITDA ratio		0.26	0.73
Adjusted EBITDA to net finance charges ratio		41.3	22.4
Reconciliation of profit for the year to adjusted EBITDA:
Profit for the year from continuing operations		3,645.4	1,290.5
Mining and income taxation	11	1,649.2	697.1
Royalties	10	231.9	147.7
Finance expense	4	120.7	50.4
Investment income	3	(53.3)	(28.7)
Foreign exchange (gain)/loss		(6.6)	6.6
Amortisation and depreciation	2	920.4	627.4
Share-based payments	6	25.4	4.4
Long-term incentive plan	30	43.2	14.5
Restructuring costs	9	10.3	6.6
Silicosis settlement costs	29.2	0.7	(0.3)
Reversal of impairment of assets, net of impairment	8	(281.3)	3.5
Profit on disposal of assets		(1.1)	(0.6)
Share of results of equity accounted investees, net of taxation	19	2.3	53.6
Gain on financial instruments, net	5	(58.1)	—
Gain on remeasurement of 50% previously held interest in Gruyere	18.3	(808.2)	—
Transaction costs on acquisition of Gold Road	18.3	51.4	—
Profit on disposal of asset held for sale - Asanko Gold	15	—	(5.6)
Profit on disposal of assets held for sale - Rusoro	16 (c)	—	(62.3)
Gruyere rainfall event	9	(6.0)	12.0
Rehabilitation expense/(income)	9	43.6	(1.2)
Ghana expected credit loss	14.1	66.0	—
Other[1]		41.5	31.8
Adjusted EBITDA		5,637.4	2,847.4
[1]Based on information underlying the audited consolidated annual financial statements of Gold Fields Limited for the year ended 31 December 2025 and 2024.